Exhibit 10.1

Execution Version

BACKSTOP AND SUBSCRIPTION AGREEMENT

This Backstop and Subscription Agreement (this “Agreement”), made as of May 1, 2019 by and among Bison Capital Acquisition Corp., a British Virgin Islands business company with limited liability, which prior to the consummation of the transactions contemplated by the Merger Agreement (as defined below), will domesticate as a Delaware corporation and, immediately thereafter will be known as “Xynomic Pharmaceuticals Holdings, Inc.” (the “Company”), and Yinglin Mark Xu (“Subscriber”), is intended to set forth certain representations, covenants and agreements among the Company and Subscriber, with respect to Subscriber’s acquisition of the Company’s ordinary shares of no par value (which will automatically convert into shares of common stock of the Company upon the Domestication as defined in the Merger Agreement, par value $0.0001 per share, the “Ordinary Shares”), for an aggregate consideration of up to Seven Million and Five Hundred Thousand One U.S. Dollars ($7,500,001), through such acquisitions as described in Sections 1(a)(iii) and (iv) hereof, which representations, covenants and agreements are made in connection with the Company’s business combination with Xynomic Pharmaceuticals, Inc., a company incorporated under the laws of Delaware (“Xynomic”), in accordance with that certain Agreement and Plan of Merger, dated as of September 12, 2018 (as amended, the “Merger Agreement”), by and among the Company, Bison Capital Merger Sub Inc., a company incorporated under the laws of Delaware (“Merger Sub”), Xynomic, and Yinglin Mark Xu, solely in his capacity thereunder as the representative for the Xynomic stockholders and, for certain limited purposes thereunder. Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

1. Intentionally left Blank.

2. Backstop.

(a) Commencing on the date hereof and through 5:00 p.m. Eastern Time on the last date on which it may purchase Ordinary Shares such that the settlement of such purchase shall occur on or before the record date for the Parent Shareholders’ Meeting (the “Market Deadline”), Subscriber shall (provided it is lawful to do so) have the right to purchase up to Seven Million and Five Hundred Thousand One U.S. Dollars ($7,500,001) of Ordinary Shares in the open market or in other privately negotiated transactions with third parties. On the date immediately following the Market Deadline and promptly at other times requested by the Company from time to time, Subscriber shall notify the Company in writing of the number of Ordinary Shares so purchased (the “Open Market Shares”) and the aggregate purchase price paid therefor by such Subscriber.

(b) Between the Market Deadline and the close of business on the third Trading Day prior to the Parent Shareholders’ Meeting (the “Private Purchase Deadline”), if the Company reasonably believes in good faith that it will have less than Seven Million and Five Hundred Thousand One U.S. Dollars ($7,500,001) of net tangible assets remaining immediately after the Closing under the Merger Agreement (the “Merger Closing”) giving effect to any Open Market Shares previously purchased by Subscriber pursuant to Section 2(a) hereof, it will promptly notify Subscriber of the anticipated shortfall of net tangible assets below $7,500,001 (the “Expected Shortfall”), and Subscriber shall (provided it is lawful to do so) use its commercially reasonable efforts to purchase an aggregate amount of Ordinary Shares up to the Expected Shortfall in privately negotiated transactions with third parties, including forward contracts (such shares, the “Private Purchase Shares” and, together with the Open Market Shares, the “Market Shares”), provided that: (i) such transactions settle no later than, and are conditioned upon, the Merger Closing and (ii) Subscriber shall not be required to purchase any Ordinary Shares at a price above $10.15 per share. Notwithstanding the foregoing, Subscriber shall be permitted (provided it is lawful to do so) prior to the Private Purchase Deadline to buy additional Ordinary Shares in such private transactions in excess of the Expected Shortfall, up to an aggregate amount of $7,500,001 in total Market Shares. On the date immediately following the Private Purchase Deadline, and at such other times as may be requested by the Company from time to time, Subscriber shall (x) notify the Company in writing of the number of Private Purchase Shares so purchased and the aggregate purchase price paid therefor by Subscriber and (y) provide the Company, for all Private Purchase Shares acquired, all documentary evidence reasonably requested by the Company and its advisors (including its legal counsel) and its transfer agent and proxy solicitor to confirm that: (i) Subscriber purchased, or has contracted to purchase, such shares, and (ii) the seller of such shares has provided to Subscriber a representation that (A) the seller voted such shares in favor of the Merger and the other Parent Proposals and (B) the seller of such shares did not exercise its redemption or conversion rights for such shares in connection with the Parent Shareholders’ Meeting or the Merger Closing. Notwithstanding the foregoing, and for the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms prior to the Merger Closing, then Subscriber’s obligations to purchase Ordinary Shares under this Section 2(b) will immediately terminate and be extinguished. For purposes of this Agreement, “Trading Day” shall mean a day during which trading in the Ordinary Shares generally occurs on the Nasdaq or, if the Ordinary Shares are not listed on the Nasdaq, on the principal other national or regional securities exchange on which the Ordinary Shares are then listed or, if the Ordinary Shares are not listed on a national or regional securities exchange, on the principal other market on which the Ordinary Shares are then listed or admitted for trading.

(c) Immediately after the deadline for the Public Shareholders to elect to redeem or convert their Ordinary Shares from funds in the Trust Account in connection with the Merger Closing, the Company shall notify Subscriber of the updated Expected Shortfall anticipated at such time and after giving effect to any Market Shares previously purchased (or committed to be purchased) by Subscriber pursuant to Sections 2(a) and 2(b) hereof (the “Final Shortfall”). Subscriber hereby irrevocably subscribes for and agrees, subject to the substantially concurrent Merger Closing and the other terms and conditions set forth herein, to purchase from the Company that an aggregate number of Ordinary Shares equivalent to the Final Shortfall at a purchase price of $10.15 per share (such shares, the “Backstop Shares”), and the Company agrees to sell such Backstop Shares to Subscriber at such price per share (such offering, the “Backstop Offering”); provided, that, if requested by Subscriber, the Company shall (provided it is lawful to do so) issue and sell to Subscriber an additional number of Backstop Shares in the Backstop Offering, up to a total of Seven Million and Five Hundred Thousand One U.S. Dollars ($7,500,001) when aggregated with all amounts for Market Shares and Backstop Shares (the “Backstop Cap”). For the avoidance of doubt, if the Merger Agreement is terminated in accordance with its terms prior to the Merger Closing, then Subscriber’s obligations to purchase Backstop Shares under this Section 2(c) will immediately terminate and be extinguished. Any such purchase under this Section 2(c) shall be consummated substantially concurrent with the Merger Closing. For the avoidance of doubt, in the event that no Market Shares are acquired by Subscriber pursuant to Sections 2(a) and 2(b) hereof, Subscriber’s obligations under this Section 2(c) shall nevertheless continue to apply.

3.  Intentionally Left Blank.

4. Delivery of Subscription Amount; Acceptance of Subscriptions; Delivery. Subscriber understands and agrees that its subscription is made subject to the following terms and conditions:

(a) Contemporaneously with the execution and delivery of this Agreement, Subscriber shall execute and deliver to the Company the Investor Questionnaire attached hereto as Exhibit A (the “Investor Questionnaire”) and, in respect of the Backstop Offering pursuant to Section 2(c) hereof, upon notice from the Company setting forth the reasonably anticipated date of the Merger Closing, Subscriber shall, no fewer than two (2) Business Days prior to such anticipated date (the “Funding Date”), cause a wire transfer to be made for payment for the Backstop Shares in immediately available funds in the aggregate amount equal to $10.15 multiplied by the number of Backstop Shares to be purchased by Subscriber (the “Subscription Amount”) to the account(s) designated in writing by the Company to Subscriber prior to the Merger Closing. In the event that Subscriber enters into privately negotiated transactions with third parties in accordance with Section 2(b) hereof subsequent to the Funding Date but prior to the Merger Closing, unless otherwise requested in writing by Subscriber (but subject to the Backstop Cap), the Subscription Amount shall be reduced by the dollar amount of such purchases and such excess funds (not to exceed the Subscription Amount) shall be returned to Subscriber.

(b) The subscription of Subscriber for the Backstop Shares shall be deemed to be accepted only (and shall not otherwise be accepted by the Company except) when (i) the Company has confirmed in writing to Subscriber that the Company’s representations and warranties contained herein are, or shall be, true and correct as of the date of the Company’s acceptance of such subscription and (ii) the Merger Closing occurs substantially concurrent with the Company’s acceptance of such subscription. If such acceptance does not occur on or prior to the earlier of (x) the Merger Closing or (y) the date on which the Merger Agreements terminated in accordance with its terms (the “Termination Date”), Subscriber’s subscription shall automatically be deemed rejected (the “Subscription Rejection”). The payment of the Subscription Amount will be returned promptly, without interest, to Subscriber if the subscription is rejected in whole or in part or if the Backstop Offering is withdrawn or canceled.

(c) The representations and warranties of the Company and Subscriber set forth herein shall be true and correct as of the date that the Company accepts the subscriptions set forth herein.

5. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

6. Registration Rights.

(a) At the Merger Closing, the Company and Subscriber shall enter into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will agree to (i) register the resale of the Backstop Shares requested by Subscriber under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder, and applicable state securities laws, (ii) use reasonable best efforts to cause such registration with respect to such Backstop Shares to be declared effective no later than one-hundred and eighty (180) days following the Merger Closing , and (iii) provide Subscriber with customary demand and piggyback registration rights. The Registration Rights Agreement shall include such additional terms and conditions as are customary and reasonably satisfactory to the Company and Subscriber.

(b) None of the Backstop Shares may be Transferred except pursuant to an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act and applicable state securities laws. For the purpose hereof, “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including through redemption election or any derivative transactions

(c) Without limitation to the generality of the foregoing, Subscriber shall not execute any short sales or engage in other hedging transactions of any kind with respect to any Ordinary Shares during the period from the date of the Merger Closing through the date that is forty-five (45) consecutive days thereafter. For the avoidance of doubt, the prohibition set forth in this Section 6(c) shall not be applicable on or after the Termination Date.

7. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Company as follows:

(a) Subscriber is purchasing the Backstop Shares for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act (absent the registration of the Backstop Shares for resale under the Securities Act or a valid exemption from registration). Subscriber will not Transfer such shares at any time in violation of the Securities Act or applicable state securities laws. Subscriber acknowledges that the Backstop Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

(b) Subscriber understands that (i) the Backstop Shares (A) have not been registered under the Securities Act or any applicable state securities laws, (B) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (C) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of applicable state securities laws which relate to private offerings and (D) may be required to be held indefinitely because of the fact that the Backstop Shares have not been registered under the Securities Act or applicable state securities laws, and (ii) Subscriber must therefore be capable of bearing the economic risk of its investment hereunder indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of Subscriber expressed herein. Pursuant to the foregoing, Subscriber acknowledges that until such time as the resale of the Backstop Shares has been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to an exemption from registration, the certificates representing any Backstop Shares acquired by Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of such Backstop Shares):

“THESE ORDINARY SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS. NEITHER THESE ORDINARY SHARES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING:

BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

1.	REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR IS AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

2.	AGREES FOR THE BENEFIT OF BISON CAPITAL ACQUISTION CORP. (THE “COMPANY”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR OR SUCH OTHER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AFTER THE LAST DATE OF THE ACQUISITION FROM THE COMPANY OR AN AFFILIATE OF THE COMPANY, AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:

(A)	TO THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR

(B)	PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)	OUTSIDE THE UNITED STATES IN A TRANSACTION COMPLYING WITH THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT, OR

(D)	TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR AN “ACCREDITED INVESTOR” AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT, OR

(E)	PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(E) ABOVE, THE COMPANY AND THE TRANSFER AGENT RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

(c) Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting Subscriber’s interest in connection with the acquisition of the Backstop Shares and the Market Shares (collectively, the “Shares”). Subscriber understands that the acquisition of the Shares is a speculative investment and involves substantial risks and that Subscriber could lose Subscriber’s entire investment. Further, Subscriber has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Merger, the Company, and Xynomic and has taken full cognizance of and understands all of the risks related to the Company, Xynomic, the Merger, the Shares and the transactions contemplated hereby, including the purchase of the Shares. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Shares, to the extent deemed necessary by Subscriber, Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including purchasing and owning the Shares. Subscriber has the ability to bear the economic risks of Subscriber’s investment in the Company, including a complete loss of the investment, and Subscriber has no need for liquidity in such investment.

(d) Subscriber has been furnished by the Company all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company and Xynomic, the Company’s expected plans for future business activities, and the merits and risks of an investment in the Shares which Subscriber has reasonably requested or otherwise needs to evaluate the investment in the Shares.

(e) Subscriber acknowledges receipt of and has carefully reviewed and understands the following items (collectively, the “Disclosure Documents”): (i) the final prospectus, dated as of June 16, 2017, of the Company (the “IPO Prospectus”); (ii) each filing made by the Company with the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) following the filing of the IPO Prospectus through the date of this Agreement, including the preliminary Proxy Statement; (iii) the Merger Agreement, a copy of which has been made available to Subscriber, as in effect on the date of this Agreement, including the three amendments thereto; and (iv) the proposed draft amendments to the preliminary Proxy Statement based on the SEC’s comments, the three amendments to the Merger Agreement, and this Agreement and other recent events. Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Merger Closing.

(f) Subscriber acknowledges that neither the Company nor any of its Affiliates has made or makes any representation or warranty to Subscriber in respect of the Company or Xynomic, the Merger or the other transactions contemplated by the Merger Agreement, other than in the case of the Company, the representations and warranties contained in this Agreement. For purposes hereof, “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 of the Exchange Act.

(g) In making its investment decision to purchase the Shares, Subscriber is relying solely on investigations made by Subscriber and Subscriber’s representatives. The offer to sell the Backstop Shares was communicated to Subscriber in such a manner that Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(h) Subscriber acknowledges that it has been advised that:

(i) The Backstop Shares offered or issued or issuable hereby have not been approved or disapproved by the SEC or any applicable state securities commission nor has the SEC or any applicable state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, Subscriber must rely on its own examination of the Company, the Merger, Xynomic and the Backstop Offering, including the merits and risks involved. The Shares have not been recommended by any applicable federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation by the Company. Any representation to the contrary is a criminal offense.

(iii) The Backstop Shares will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to the applicable registration requirements or exemption therefrom. Subscriber is aware that the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Backstop Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act. Subscriber is aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

(i) Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company.

(j) Subscriber further represents and warrants that Subscriber is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and Subscriber has executed the Investor Questionnaire and shall provide to the Company an updated Investor Questionnaire promptly following any change in circumstances at any time on or prior to the Merger Closing.

(k) As of the date of this Agreement, Subscriber and its Affiliates do not have, and during the thirty (30) day period prior to the date of this Agreement Subscriber and its Affiliates did not enter into, any “put equivalent position” as such term is defined in Rule 16a-1 of under the Exchange Act or short sale positions with respect to the securities of the Company. In addition, Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(l) If Subscriber is a natural person, Subscriber has reached the age of majority in the state in which Subscriber resides, has adequate means of providing for Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, can afford a complete loss of such investment.

(m) If Subscriber is a partnership, corporation, trust, estate or other entity (an “Entity”): (i) the Entity has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of the Entity in connection with the acquisition of the Shares, (b) to delegate authority pursuant to power of attorney and (c) to acquire and hold such Shares; (ii) the signature of the party signing on behalf of the Entity is binding upon the Entity; and (iii) the Entity has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(n) If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Shares poses additional risks including the inability to use losses generated by an investment in the Shares to offset taxable income.

(o) This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes a legal, valid and binding obligation of Subscriber enforceable against Subscriber in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(p) Subscriber understands and confirms that the Company will rely on the representations and covenants of Subscriber contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company by or on behalf of Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(q) The purchase of the Backstop Shares by Subscriber will not subject the Company to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act.

8. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) Subject to obtaining all required approvals necessary in connection with the performance of the Merger Agreement (including the approval of the Public Shareholders for the Merger Agreement and any approvals required for the Parent Proposals, if applicable) and any required approvals pursuant to the applicable rules of Nasdaq (together, the “Required Approvals”), the Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement and the Merger Agreement (collectively, the “Transaction Documents”), and to perform its obligations under this Agreement and the other Transaction Document. Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on the Company’s part are necessary to authorize the execution, delivery or performance of this Agreement and the other Transaction Documents. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and, assuming that this Agreement and the Registration Rights Agreement constitute a valid and binding obligation of Subscriber, this Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in Law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b) Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Company’s Organizational Documents, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, to which the Company is a party, or (iii) result in a violation of any Law applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations in clauses (ii) or (iii) of this Section 8(b) as have not had or would not reasonably be expect to have, individually or in the aggregate, a material adverse effect on the business, properties, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Effect”)). The Company is not in violation of its Organizational Documents in any material respect. For the purpose of this Agreement, “Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, order or consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

(c) Except for (i) the applicable requirements of any applicable Antitrust Laws, the federal securities Laws or any applicable state securities or “blue sky” Laws and (ii) the filings with the Delaware Secretary of State and the Registrar of Corporate Affairs in the British Virgin Islands, respectively, in connection with the Domestication and the Merger (and subject to obtaining the Required Approvals); (iii) the filing required (if any) of the Company or any of their respective Subsidiaries or Affiliates under the HSR Act with respect to the transactions contemplated by the Merger Agreement and (iv) any other regulatory filings a provided in the Merger Agreement, the Company is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance by it of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents and no consent, approval or authorization of any Governmental Authority or any other Person is required to be obtained by the Company in connection with its execution, delivery and performance of this Agreement and each of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, (other than such consents, approvals or authorizations, the failure of which to obtain, have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect). For the purpose of this Agreement, “Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(d) The Company has timely filed all forms, reports and other documents required to be filed by it with the SEC (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”) since the date of its IPO (the “IPO Date”), or has timely filed for a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder, and none of the SEC Documents, at the time they were filed with the SEC (except to the extent that information contained in any SEC Document has been superseded by a later timely filed SEC Document), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(e) Each of the financial statements (including, in each case, any notes thereto) contained in the SEC Documents was prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and each fairly presents, in all material respects, the financial position, results of operations and cash flows of the Company as at the respective dates thereof and for the respective periods indicated therein.

(f) The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act). Such disclosure controls and procedures: (i) are designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s chief executive officer and its chief financial officer by others within those entities, particularly during the periods in which the Company’s reports and filings under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the most recent quarterly period reported to the SEC, and (iii) are effective to perform the functions for which they were established. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder that are applicable to it.

(g) As of the date hereof, there are no, and since the Company’s formation, there have not been any Actions pending or, to the knowledge of the Company, threatened in writing against the Company, including any such Actions that (i) challenges the validity or enforceability of the Company’s obligations under this Agreement or the other Transaction Documents or (ii) seeks to prevent, delay or otherwise would reasonably be expected to adversely affect the consummation by the Company of the transactions contemplated herein or therein. For the purpose of this Agreement, “Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

(h) Except as and to the extent set forth on the balance sheet of the Company as of December 31, 2018, including the notes thereto, the Company has no liability or obligation of a type required to be reflected in a balance sheet prepared in accordance with GAAP or in the footnotes thereto, except for (i) liabilities and obligations incurred since December 31, 2018 in the ordinary course of business that are not, individually or in the aggregate, material to the Company and none of which results from or arises out of any material breach of or material default under any contract, material breach of warranty, tort, material infringement or material violation of Law; (ii) liabilities and obligations incurred in connection with the transactions contemplated by this Agreement and other Transaction Documents; and (iii) liabilities and obligations which have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) The Company will file with the SEC a current report on Form 8-K or other periodic report under the Exchange Act disclosing the form of this Agreement within four (4) Business Days after the date of this Agreement.

(j) The Company understands and confirms that Subscriber will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement.

9. Understandings. Subscriber understands, acknowledges and agrees with the Company as follows:

(a) Subscriber hereby acknowledges and agrees that, subject to the terms and conditions of this Agreement, the subscription hereunder is irrevocable by Subscriber, that, except as required by applicable Law, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder, and that this Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the suitability of this offering for investment nor any recommendation or endorsement of the Shares.

(c) The Backstop Offering is intended to be exempt from registration, which is dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein.

(d) There is only a limited public market for the Ordinary Shares. There can be no assurance that a Subscriber will be able to sell or dispose of the Shares.

(e) The representations and warranties of Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the consummation of each offering of the Backstop Shares as if made on and as of such date and such representation and warranties and all agreements of Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

10. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of this Agreement by the Company and (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of Subscriber, in each case until the earlier of the (A) Merger Closing or (B) Termination Date. Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining Subscriber’s qualification and suitability to purchase the Shares.

11. Waiver Against Trust. Reference is made to the IPO Prospectus. Subscriber represents and warrants that it has read the IPO Prospectus and understands that Company has established the Trust Account containing the proceeds of the IPO (including interest accrued from time to time thereon) for the benefit of the Public Shareholders and that, except as otherwise described in the IPO Prospectus, the Company may disburse monies from the Trust Account only: (a) to the Public Shareholders in the event they elect to redeem their Ordinary Shares in connection with the consummation of its Business Combination, (b) to the Public Shareholders if the Company fails to consummate a Business Combination by June 24, 2019 or such earlier date as determined by the Parent Board (as extended from March 23, 2019), (c) to pay any taxes and for working capital purposes from the interest accrued in the Trust Account, and (d) to the Company after or concurrently with the consummation of its Business Combination. For and in consideration of the Company entering into this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Subscriber hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement, neither Subscriber nor its Affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom), regardless of whether such claim arises as a result of, in connection with or relating in any way to, any proposed or actual business relationship between the Company or its Representatives, on the one hand, and Subscriber or its Representatives, on the other hand, this Agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Released Claims”). Subscriber on behalf of itself and its Affiliates hereby irrevocably waives any Released Claims that Subscriber or its Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company or its Representatives and will not seek recourse against the Trust Account (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement or any other agreement with the Company or its Affiliates). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by the Company and its Affiliates to induce the Company to enter in this Agreement, and Subscriber further intends and understands such waiver to be valid, binding and enforceable under applicable Law. To the extent Subscriber or any of its Affiliates commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives, which proceeding seeks, in whole or in part, monetary relief against the Company or its Representatives, Subscriber hereby acknowledges and agrees its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its Affiliates (or any Person claiming on any of their behalves or in lieu of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event that Subscriber or any of its Affiliates commences Action based upon, in connection with, relating to or arising out of any matter relating to the Company or its Representatives which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief, the Company and its Representatives shall be entitled to recover from Subscriber and its Affiliates the associated legal fees and costs in connection with any such Action, in the event the Company or its Representatives, as applicable, prevails in such Action. Notwithstanding anything to the contrary in this Section 11, the Released Claims shall not include, and this Section 11 shall not otherwise affect, any rights of Subscriber or its Affiliates as a Public Shareholder of the Company to receive distributions from the Trust Account in its capacity as a Public Shareholder. This Section 11 shall survive termination of this Agreement for any reason. For the purpose of this Agreement, “Representative” means, as to any Person, such Person’s Affiliates and its and their managers, directors, officers, employees, agents and advisors (including financial advisors, counsel and accountants).

12. Notices. Unless otherwise provided herein, all notices, requests, demands, claims, consents, approvals and other communications hereunder will be in writing. Any notice, request, demand, claim, consent, approval or other communication hereunder will be deemed duly given (a) when delivered personally to the recipient, (b) one Business Day after being sent to the recipient by reputable overnight courier service (charges prepaid), (c) three Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and (d) on the date delivered in the place of delivery if sent by email or facsimile (with a written or electronic confirmation of delivery) prior to 5:00 p.m. local time at the recipient’s location, and otherwise on the next succeeding Business Day, in each case addressed to the intended recipient as set forth below:

If to the Company prior to the Merger Closing, to:

Bison Capital Acquisition Corp.
609-610 21st Century Tower
No. 40 Liangmaqiao Road
Chaoyang District, Beijing 100016, China
Attention: James Jiayuan Tong
Email: jamestong@bisoncapital.cn

with a copy to (which will not constitute notice):

Hunter Taubman Fischer & Li LLC
1450 Broadway, 26th Floor
New York, NY 10018
Attention: Arila Zhou
Email: azhou@htflawyers.com

If to the Company after the Merger Closing, to:

Xynomic Pharmaceuticals Holdings, Inc.
Suite 3306, K. Wah Centre
1010 Middle Huaihai Road
Shanghai 200031, China
Attn: Yinglin Mark Xu
Email: mxu@xynomicpharma.com

If to Subscriber

Yinglin Mark Xu
Suite 3306, K. Wah Centre
1010 Middle Huaihai Road
Shanghai 200031, China
Email: mxu@xynomicpharma.com

Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

13. Notification of Changes. Subscriber agrees and covenants to notify the Company and Xynomic immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect in any material respect or of any material change in any statement made herein occurring prior to the Merger Closing. The Company agrees and covenants to notify Subscriber immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect in any material respect or of any material change in any statement made herein occurring prior to the Merger Closing.

14. Obligations Irrevocable. Subject to the terms and conditions contained herein, the obligations of Subscriber to make its subscription provided for hereunder shall be irrevocable, except with the consent of the Company and Xynomic, until the Subscription Rejection.

15. Amendments; Waiver. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Company, Subscriber and Xynomic. This Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought (and, with respect to any waiver by the Company, Xynomic).

16. Assignment. This Agreement shall not be assigned without the prior written consent of the Company, Subscriber and Xynomic, and any assignment without such consent shall be null and void ab initio. Notwithstanding the foregoing, the Company and Xynomic will not unreasonably withhold, delay or condition their consent to transfer and assign all or a proportion of Subscriber’s obligations under this Agreement to an investor that is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or an institutional “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and who otherwise is reasonably expected to be capable of satisfying Subscriber’s obligations transferred to such assignee. Upon any such approved assignment by Subscriber, such assignee shall be deemed to be the “Subscriber” under this Agreement (and the Registration Rights Agreement) with respect to the rights and obligations under this Agreement (and the Registration Rights Agreement) transferred to such assignee; provided, that each Subscriber shall be severally, and not jointly, liable for any breach of this Agreement or the Registration Rights Agreement. Notwithstanding the foregoing, in the event that an assignee does not fulfill its purchase obligations hereunder, the original Subscriber shall be secondarily responsible for fulfilling such purchase obligations, and the original Subscriber shall (i) be permitted to enforce this Agreement against such assignee on behalf of the Company, (ii) receive such defaulting assignee’s rights under this Agreement, and (iii) be entitled to seek any remedies against the defaulting assignee for such default to which it or the Company may be entitled under this Agreement, such assignment, at law or in equity.

17. Binding Effect; Third Party Beneficiaries. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns, provided, however, that Xynomic is an intended third-party beneficiary of this Agreement, and the Company and Subscriber hereby acknowledge and agree that Xynomic has the right to cause the Company to enforce its rights and perform its obligations under this Agreement including the right to cause the Company to make or not make any election or otherwise exercise or not exercise a right hereunder.

18. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of Delaware without regard to the conflict of laws principles thereof. All Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the "Specified Courts"). Each party hereto (and Xynomic to the extent of its third party beneficiary rights) hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party (and Xynomic to the extent of its third party beneficiary rights) agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 12. Nothing in this Section 18 shall affect the right of any party to serve legal process in any other manner permitted by Law. EACH PARTY HERETO (AND XYNOMIC TO THE EXTENT OF ITS THIRD PARTY BENEFICIARY RIGHTS) HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

19. Specific Performance. Each party acknowledges that the rights of each party to consummate the transactions contemplated by this Agreement are unique, recognizes and affirms that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party (or Xynomic) may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable party in accordance with their specific terms or were otherwise breached. Accordingly, each party (and Xynomic as a third party beneficiary) shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this Agreement, at law or in equity.

20. Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

21. Entire Agreement. This Agreement and the Registration Rights Agreement, and to the extent incorporated herein, the Merger Agreement, constitutes the entire agreement of Subscriber and the Company relating to the matters contained herein and therein, superseding all prior contracts or agreements relating to such matters, whether oral or written. Notwithstanding the foregoing, this Section 21 shall not affect any confidentiality obligations of Subscriber to the Company or Xynomic pursuant to any confidentiality agreements entered into by Subscriber prior to the date hereof.

22. Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “Dollars” or “$” means United States dollars. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

23. Counsel. Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of Subscriber in any agreement (including this Agreement) to which the Company is a party.

24. Further Assurances. From time to time, at the other party's request and without further consideration (but at the requesting party's reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

25. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

{Remainder of Page Intentionally Left Blank; Signature Page Follows}

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

Company:	BISON CAPITAL ACQUISITION CORP.

	By:	/s/ James Jiayuan Tong

	Name:	James Jiayuan Tong

	Title:	Chief Executive Officer and Chief Financial Officer

Subscriber:	YINGLIN MARK XU,

/s/ Yinglin Mark Xu

{Signature Page to Backstop and Subscription Agreement}

Exhibit A

Investor Questionnaire

Your answers to the questions contained herein must be true and correct in all respects, and a false representation by you may constitute a violation of law. All information supplied will be treated in strict confidence. This Questionnaire may be provided to such parties as deemed appropriate by the Issuer to establish the availability of an exemption from registration under the Act and under state securities laws.

The term “accredited investor” means:

1.	Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

2.	Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

3.	Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

4.	Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

5.	Any natural person whose individual net worth, or joint net worth with that person's spouse, exceeds $1,000,000;

6.	Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

7.	Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

8.	Any entity in which all of the equity owners are accredited investors.

*****

To be an Accredited Investor, you must meet one of the following tests. Please check the appropriate spaces below.

A.	Individual Accounts

The undersigned certifies that it is an “accredited investor” because:

1. _______ I had an individual income of more than $200,000 in each of the two most recent calendar years, and I reasonably expect to have an individual income in excess of $200,000 in the current calendar year; or my spouse and I had joint income in excess of $300,000 in each of the two most recent calendar years, and we reasonably expect to have a joint income in excess of $300,000 in the current calendar year.

If you checked “yes” to paragraph 1, please specify the dollar amount of your income in calendar years 2017 and 2018 and your projected income for 2019:

2017 $____________________

2018 $____________________

2019 $____________________ (projected)

Please describe type of income:

Individual	_____

Joint	_____

Trust	_____

Beneficiary	_____

Shareholder	_____

Partner	_____

Current occupation: ____________________________________________

Name of employer: _____________________________________________

Position or Title: _______________________________________________

Phone Number: ________________________________________________

Former employment (if current employment is less than five years):

Name of employer: _____________________________________________

Position or Title: _______________________________________________

Period Employed: ______________________________________________

OR

2. _______ I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000 (excluding home and personal property).

For purposes of this Certification, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Certification, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts: (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Certification, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, over total liabilities, including mortgages exceeding the estimated fair market value of the property and income taxes on unrealized appreciation of assets.

B.	Corporations, Partnerships, Employee Benefit Plans or IRA

1.	Has the subscribing entity been formed for the specific purpose of investing in the Shares? _____________ (yes/no)

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-e) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to statement (2) below in order to qualify as an “accredited investor.”

The undersigned entity certifies that it is an “accredited investor” because it is:

(a) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

(b) _______ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

(c) _______ each of its shareholders, partners, or beneficiaries meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section; or

(d) _______ the plan is a self-directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section; or

(e) _______ a corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

2.	If the answer to Question B.1. above is “Yes,” please certify the statement below is true and correct:

_______ The undersigned entity certifies that it is an accredited investor because each of its shareholder or beneficiaries meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section.

B.	Trust Account

1. Has the subscribing entity been formed for the specific purpose of investing in the Shares? _______________ (yes/no)

If your answer to question 1 is “No,” CHECK whichever of the following statements (a-c) is applicable to the subscribing entity. If your answer to question 1 is “Yes,” the subscribing entity must be able to certify to the statement (c) below in order to qualify as an “accredited investor”.

The undersigned trustee certifies that the trust is an “accredited investor” because:

(a)_______ the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person;” (Note: Complete Section 2 below to show that the investment decision was made by a “sophisticated person”); or

(b)_______ the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

(c)_______ the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) meets at least one of the conditions described above under Individual Accounts. Please also CHECK the appropriate space in that section.

2. Investment Experience and Net Worth

If you checked 1(a) above, the following information is to be provided by the individual making the investment decision.

(a) Business or professional education (school, dates of attendance, degrees):

(b)	Details of any training or experience in financial, business or tax matters not disclosed in Item 1 immediately above:

(c)	Please circle an option below to indicate the frequency of your investments in marketable securities (i.e., securities trading on the public markets):

Often                   Occasionally                   Seldom                   Never

(d)	Please state the approximate number and total dollar amount of your prior investments in restricted securities (e.g., private placements):

Total Number _______________ Total Amount Invested: $_________________

(e)	My current net worth, after making this investment and exclusive of homes, furnishings, and automobiles is: $__________

C.	Any Entity (but not an individual person)

______ All of the equity owners of this entity are accredited investors. (If you are checking this option EACH owner of the entity must complete Individual Accounts, by checking option 1 or 2 or both, as applicable. Make copies to do this and note each owner’s name on each copy.)

D.	Investment Objective: The undersigned hereby certifies that (a) they have read the Risk Disclosure Document, (b) their investment objective is to invest in speculative securities in order to achieve maximum returns, and accordingly to speculate in micro-cap entities such as the Company, and (c) an investment in the Company’s speculative securities is suitable for the undersigned’s their investment profile. (Please initial to acknowledge that you have approved this statement) __________________

Dated: ______________, 2019

Print name of Purchaser

By:
Signature

Print name of Signatory (if different from Purchaser)

Title